                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                               (AMENDMENT NO. 1)

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 13, 1998
                                                -------------------------------

                        Wells Real Estate Fund X, L.P.
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            (Exact name of registrant as specified in its charter)


                                    Georgia
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                (State or other jurisdiction of incorporation)


          0-23719                                         58-2250093
-----------------------------                ----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   ----------------------------


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         (Former name or former address, if changed since last report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

     Wells Real Estate Fund X, L.P. (the "Registrant") hereby amends its Current Report on Form 8-K, dated February 24, 1998 to provide the required financial statements of the Registrant relating to the real property acquired by the Registrant, as described in such Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Audited Financial Statements.  The following audited financial
              ----------------------------
statements of the Registrant relating to the real property acquired are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

                                                                   Page
                                                                   ----
         Report of Independent Public Accountants                   F-1

         Statement of Excess Revenues Over Operating
         Expenses for the Year Ended December 31, 1997              F-2

         Notes to Statement of Excess Revenues Over
         Operating Expenses For the Year Ended December 31, 1997    F-3

         (b)  Pro Forma Financial Information.  The following unaudited pro
              -------------------------------
forma financial statements of the Registrant relating to the real property acquired are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

                                                                   Page
                                                                   ----
         Summary of Unaudited Pro Forma Combined Financial
         Statements                                                 F-4

         Pro Forma Combined Balance Sheet As of December
         31, 1997 (Unaudited)                                       F-5

         Pro Forma Combined Statement of Income For the Year
         Ended December 31, 1997 (Unaudited)                        F-6

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS REAL ESTATE FUND X, L.P.
                                   Registrant


                                   By: /s/ Leo F. Wells, III
                                       -----------------------------------------
                                       Leo F. Wells, III, as General Partner and
                                       as President and sole Director of Wells
                                       Capital, Inc., the General Partner of
                                       Wells Partners, L.P., General Partner

Date:  April 20, 1998

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Fund IX, L.P. and Wells
Real Estate Fund X, L.P.:

We have audited the accompanying statement of excess revenues over operating expenses for the OHMEDA, INC. BUILDING for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess revenues over operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess revenues over operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Ohmeda, Inc. Building after acquisition by Wells Real Estate Fund IX, L.P. and Wells Real Estate Fund X, L.P. The accompanying statement of excess revenues over operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Ohmeda, Inc. Building's revenues and expenses.

In our opinion, the statement of excess revenues over operating expenses presents fairly, in all material respects, the excess of revenues over operating expenses (exclusive of expenses described in Note 2) of the Ohmeda, Inc. Building for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


/s/ Arthur Andersen LLP
Atlanta, Georgia
March 30, 1998

                             OHMEDA, INC. BUILDING


                       STATEMENT OF EXCESS REVENUES OVER

                              OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1997

REVENUES:
  Rental revenue                                     $  872,682
  Common area maintenance revenue                       157,263
  Miscellaneous revenue                                   6,246
                                                     ----------
                                                      1,036,191

OPERATING EXPENSES                                      155,130
                                                     ----------
EXCESS OF REVENUES OVER OPERATING EXPENSES           $  881,061
                                                     ==========

        The accompanying notes are an integral part of this statement.

                             OHMEDA, INC. BUILDING


                  NOTES TO STATEMENT OF EXCESS REVENUES OVER

                              OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1997

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

     On February 13, 1998, Wells Real Estate Fund IX, L.P. and Wells Real Estate Fund X, L.P., through Fund IX and Fund X Associates, a Georgia joint venture, acquired the Ohmeda, Inc. Building, a 106,750 square foot office building located in Louisville, Colorado, for a cash purchase price of $10,325,000 plus acquisition expenses of $6,644. The building is 100% occupied by one tenant with an original lease term of 10 years that commenced February 1, 1988. The lease term was extended for an additional seven years commencing February 1, 1998. The lease is a triple net lease, whereby the terms require the tenant to pay all operating expenses relating to the building.

     RENTAL REVENUES

     Rental income from the lease is recognized on a straight-line basis over the life of the lease.

2.   BASIS OF ACCOUNTING

     The accompanying statement of excess revenues over operating expenses are presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as depreciation and management fees, not comparable to the operations of the Ohmeda, Inc. Building after acquisition by Wells Real Estate Fund IX, L.P. and Wells Real Estate Fund X, L.P.

                        WELLS REAL ESTATE FUND X, L.P.
              (UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS)

The following unaudited pro forma combined balance sheet as of December 31, 1997 and the pro forma combined statement of income for the year ended December 31, 1997 have been prepared as if the acquisition of the Ohmeda, Inc. Building had occurred on December 31, 1997 with respect to the balance sheet and on January 1, 1997 with respect to the statement of income.

These unaudited pro forma combined financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

The pro forma combined financial statements are based on available information and certain assumptions that management believes are reasonable. Final adjustments may differ from the pro forma adjustments herein.

                        WELLS REAL ESTATE FUND X, L.P.


                       PRO FORMA COMBINED BALANCE SHEET

                               DECEMBER 31, 1997

                                  (UNAUDITED)

                                                                            PRO FORMA
                                             WELLS                          COMBINED
                                          REAL ESTATE       PRO FORMA        BALANCE
                                          FUND X, L.P.     ADJUSTMENTS        SHEET
                                        ---------------  --------------    ----------
ASSETS:
Investment in joint venture                $ 3,662,803  $ 7,227,899 (a)    $10,890,702
Cash and cash equivalents                   18,404,232   (6,887,763)(b)     11,516,469
Deferred project costs                         912,317     (340,136)(c)        572,181
Organizational costs                            25,000            0             25,000
Prepaid expenses and other assets              712,392            0            712,392
                                           -----------  -----------        -----------
     Total assets                          $23,716,744  $         0        $23,716,744
                                           ===========  ===========        ===========

LIABILITIES:
Due to affiliate                           $   105,008  $         0        $   105,008
Partnership distributions payable              294,309            0            294,309
Sales commissions payable                      242,387            0            242,387
                                           -----------  -----------        -----------
     Total liabilities                         641,704            0            641,704
                                           -----------  -----------        -----------
PARTNERS' CAPITAL:
General partners                                   338            0                338
Limited partners:
   Class A                                  18,019,767            0         18,019,767
   Class B                                   5,054,935            0          5,054,935
   Original limited partner                          0            0                  0
                                           -----------  -----------        -----------
     Total partners' capital                23,075,040            0         23,075,040
                                           -----------  -----------        -----------
     Total liabilities and partners'
      capital                              $23,716,744  $         0        $23,716,744
                                           ===========  ===========        ===========

(a) Reflects Wells Real Estate Fund X's contribution to the Fund IX--Fund X joint venture.
(b) Reflects Wells Real Estate Fund X's portion of the $10,331,644 purchase price related to the Ohmeda, Inc. Building.
(c) Reflects the deferred project costs allocated to the Fund IX--Fund X joint venture.

                        WELLS REAL ESTATE FUND X, L.P.


                    PRO FORMA COMBINED STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1997

                                  (UNAUDITED)

                                                                            PRO FORMA
                                              WELLS                          COMBINED
                                           REAL ESTATE    PRO FORMA           INCOME
                                          FUND X, L.P.   ADJUSTMENTS        STATEMENT
                                        ---------------  --------------    ----------
REVENUES:
Equity in income (loss) of joint venture      $(10,035) $ 322,085 (a)       $ 312,050
Interest income                                382,542          0             382,542
                                              --------   --------            --------
                                               372,507    322,085             694,592
                                              --------   --------            --------
EXPENSES:
Partnership administration                      71,554          0              71,554
Legal and accounting                             9,135          0               9,135
Amortization of organization expenses            6,250          0               6,250
Computer costs                                   7,543          0               7,543
                                              --------   --------            --------
                                                94,482          0              94,482
                                              --------   --------            --------
NET INCOME                                    $278,025  $ 322,085           $ 600,110
                                              ========   ========            ========

NET LOSS ALLOCATED TO GENERAL PARTNERS        $   (162) $    (338)          $    (500)


NET INCOME ALLOCATED TO CLASS A LIMITED
 PARTNERS                                      302,682    500,774             803,456


NET LOSS ALLOCATED TO CLASS B LIMITED
 PARTNERS                                      (24,675)  (178,351)           (203,026)


NET INCOME PER WEIGHTED AVERAGE CLASS A
 LIMITED PARTNER UNIT                         $   0.28  $    0.46           $    0.74


NET LOSS PER CLASS B WEIGHTED AVERAGE
 LIMITED PARTNER UNIT                            (0.09)     (0.65)              (0.74)


CASH DISTRIBUTION PER WEIGHTED AVERAGE
 CLASS A LIMITED PARTNER UNIT
                                                  0.27       0.48                0.75

(a) Reflects Wells Real Estate Fund X's 59.74% equity in earnings of the Ohmeda, Inc. Building.